                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                ---------------

                                   FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                January 2, 1998
                           GB PROPERTY FUNDING CORP.
                               GB HOLDINGS, INC.
                       GREATE BAY HOTEL AND CASINO, INC.
          (Exact name of each registrant as specified in its charter)


            Delaware                                        75-2502290
            Delaware                                        75-2502293
            Delaware                 33-69716               22-2242014
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      (State or other jurisdiction    (Commission         (IRS Employer
          of incorporation)           File Number)   Identification Number)

                           c/o Sands Hotel and Casino
                           --------------------------
                  Indiana Avenue and Brighton Park, 9th Floor
                  -------------------------------------------
                             Atlantic City, New Jersey           08401
                             -------------------------           -----
          (Address of principal executive office)              (Zip Code)


       Registrant's telephone number including area code: (609) 441-4517
                                                          --------------


                                Not Applicable
             ----------------------------------------------------
         (Former name and former address, as changed since last report)
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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         On January 2, 1998, GB Property Funding Corp., GB Holdings, Inc. and Greate Bay Hotel and Casino, Inc., (collectively the "Companies" and individually a "Company") each filed voluntary petitions for reorganization under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the District of New Jersey (Camden, New Jersey vicinage). The file number in the case of Greate Bay Hotel and Casino, Inc. is 98-10001, for GB Property Funding Corp. 98-10003 and for GB Holdings, Inc. 98-10002. Judge Judith Wizmur presiding in each case.

         Greate Bay Hotel and Casino, Inc. is the owner of the Sands Hotel and Casino in Atlantic City, New Jersey.



ITEM 5.  OTHER EVENTS

         In a related action all the directors of GB Property Funding Corp. have resigned effective January 2, 1998; namely, Jack E. Pratt, Edward T. Pratt, Jr., William D. Pratt and Edward T. Pratt III. Richard D. Knight, Frederick H. Kraus and Timothy A. Ebling were elected as directors of GB Property Funding Corp. effective January 2, 1998.

         All the directors of GB Holdings, Inc. have resigned effective January 2, 1998; namely, Jack E. Pratt, Edward T. Pratt, Jr., William D. Pratt and Edward T. Pratt III. Richard D. Knight. Richard D. Knight, Frederick H. Kraus and Timothy A. Ebling were elected as directors of GB Holdings, Inc. effective January 2, 1998.

         All the directors of Greate Bay Hotel and Casino, Inc. have resigned effective January 2, 1998; namely, Jack E. Pratt, Edward T. Pratt, Jr., William
D. Pratt and Edward D. Muir.  Richard D. Knight, Frederick H. Kraus and Timothy
A. Ebling were elected as directors of Greate Bay Hotel and Casino, Inc. effective January 2, 1998.

         Effective January 2, 1998, Jack E Pratt also resigned as Chairman of the Board and Chief Executive Officer of each Company and Richard D. Knight was elected as Chairman of the Board and Chief Executive Officer of each Company. Edward T. Pratt, Jr., William D. Pratt and Edward T. Pratt III, and John C. Hull have resigned as officers of GB Property Funding Corp. and GB Holdings, Inc. effective January 2, 1998 and Timothy A. Ebling was elected as Executive Vice President and Chief Financial Officer and Principal Accounting Officer of each Company.

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         (C)  Exhibits.

         99.1  Press Release dated January 5, 1998.

         99.2 Voluntary petition for bankruptcy pursuant to Chapter 11 of the Bankruptcy Code for Greate Bay Hotel and Casino, Inc. dated January 5, 1998.

         99.3 Voluntary petition for bankruptcy pursuant to Chapter 11 of the Bankruptcy Code for GB Holdings, Inc. dated January 5, 1998.

         99.4 Voluntary petition for bankruptcy pursuant to Chapter 11 of the Bankruptcy Code for GB Property Funding Corp. dated January 5, 1998.



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of the Registrants has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                GB PROPERTY FUNDING CORP.


Dated:  January 8, 1998         By:
                                    ------------------------------------
                                Name:   Timothy A. Ebling
                                Title:  Executive Vice President and
                                        Chief Financial Officer

                                GB HOLDINGS, INC.


Dated:  January 8, 1998         By:
                                   ------------------------------------
                                Name:    Timothy A. Ebling
                                Title:   Executive Vice President and
                                         Chief Financial Officer


                                GREATE BAY HOTEL AND CASINO, INC.


Dated:  January 8, 1998         By:
                                    -----------------------------------
                                Name:  Timothy A. Ebling
                                Title: Executive Vice President and
                                       Chief Financial Officer

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